Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Guggenheim Event Driven and Distressed Strategies Fund
Guggenheim Long Short Equity Fund

Supplement dated May 1, 2015 to the currently effective Class H shares Summary Prospectuses, Statutory Prospectus (each, a “Prospectus” and collectively, the “Prospectuses”), and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Funds listed above and should be read in conjunction with the Prospectuses and SAI.

I.    Redesignation of Class H Shares as Class P Shares

Effective following the close of business on April 30, 2015 (the “Redesignation Date”), all outstanding Class H shares of the Guggenheim Event Driven and Distressed Strategies Fund and Guggenheim Long Short Equity Fund (each, a “Fund” and together, the “Funds”) were redesignated as Class P shares. Effective as of the same date, the Funds no longer offer Class H shares. On the Redesignation Date, Class H shareholders of each Fund received Class P shares of that Fund with a value equal to the value of their investment in Class H shares of that Fund on the Redesignation Date. No shareholder action was required to effect the redesignation of Class H shares as Class P shares.

II.    Description of Class P Shares

Class P shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which the Funds’ distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed accounts programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance.

Except as noted below, Class P shares generally may be exchanged for Class P shares of any other fund in the Guggenheim Investments family of funds (collectively, “Guggenheim Funds”). However, such exchanges may be subject to and limited by the availability of Class P shares of the Guggenheim Funds offered by the participating broker/dealer or financial intermediary. Class P shares also generally may be exchanged for shares of the Rydex U.S. Government Money Market Fund. Class P shareholders with accounts held directly at Guggenheim Investments are not eligible to purchase additional Class P shares or exchange their Class P shares for Class P shares or any other share class of other Guggenheim Funds, including the Rydex U.S. Government Money Market Fund. Please contact Client Services at 800.820.0888 or 301.296.5100 if you have any questions with respect to exchange privileges.

Shareholders who hold Class P shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee may be able to convert their Class P shares to Institutional Class shares, if available. Shareholders should inquire with their financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class P shares may be converted automatically by their financial intermediaries.

III.    Class P Shares Fee Structure

Class P shares have a substantially similar fee structure as that of the Funds’ former Class H shares. Like the former Class H shares, the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class P shares, that allows the Funds to pay distribution fees to the Distributor and other Service Providers that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

* * *

For more information regarding the redesignation of Class H shares as Class P shares, or to request copies of the Funds’ prospectuses, please call Client Services at 800.820.0888 or 301.296.5100 or visit guggenheiminvestments.com.

The changes to the Funds’ share class offering discussed above will not affect the day-to-day management of the Funds in any way.

Please retain this supplement for future reference.

SERH-COMBO-SUP-0515x0815

2